                                                                    EXHIBIT 99.1


[HARVEST LOGO]                                             FOR IMMEDIATE RELEASE


                       HARVEST NATURAL RESOURCES ANNOUNCES
                           FIRST QUARTER 2004 RESULTS

         HOUSTON, Texas (May 6, 2004) - Harvest Natural Resources, Inc. (NYSE:
HNR) today announced 2004 first quarter earnings of $7.5 million, or $0.20 per diluted share. These results compare with the net loss of $15.5 million, or $0.44 per diluted share, for the same period last year. The first quarter of 2003 was affected by the shut-in of production in Venezuela during all of January and part of February due to the national work stoppage.

         Discretionary cash flow (defined as cash flows from operating activities before changes in operating assets and liabilities) was $18.4 million for the 2004 first quarter compared with $5.1 million for the 2003 first quarter. See reconciliation to Generally Accepted Accounting Principles in table below.

         Harvest President and Chief Executive Officer, Dr. Peter J. Hill, said, "Average natural gas production of 85 million cubic feet per day, attractive oil prices and a continued focus on costs were all factors in delivering strong first quarter financial results. If oil prices remain at these levels for the remainder of the year, we would expect to exceed our previous 2004 guidance regarding net income and discretionary cash flow that was based on an average West Texas Intermediate oil price of $26 per barrel."

         Production for the 2004 first quarter was 1.9 million barrels of oil and 7.8 billion cubic feet of natural gas for a combined total production of 3.2 million barrels of oil equivalent. Production for the same period last year, which consisted of oil only, was 1.2 million barrels. Lower production in the first quarter of 2003 was attributable to the production shut-in.

         Hill said, "The start of our 10-well drilling program in the Uracoa Field is expected to be delayed until late in the second quarter due to the inability to obtain a contract for an acceptable drilling rig in Venezuela. Our drilling program is designed to permit us to add incremental oil production later this year."

         The Company received an average of $16.10 per barrel of oil for 2004 first quarter sales, an increase of $0.76 per barrel, compared with the $15.34 per barrel average for the same period last year. The Company also received $1.03 per thousand cubic feet of natural gas delivered to PDVSA.







             15835 Park Ten Place Drive   o   Houston, Texas 77084

                   o   ph: 281.579.6700    fax: 281.579.6760

         Hill continued, "Our strong balance sheet and cash generating capacity provide us with the financial flexibility to simultaneously pursue growth opportunities in both Russia and Venezuela. We continue to evaluate properties in both countries to find opportunities which meet our acquisition criteria."

RECONCILIATION OF NON-GAAP MEASURES ($MM)
-----------------------------------------

                                            Three Months Ended March 31,
                                            ----------------------------
                                                2004           2003
                                               -----          -----
Net cash provided by operating activities      $10.2          $11.2
Changes in operating assets & liabilities        8.2           (6.1)
                                               -----          -----
Discretionary cash flow                        $18.4          $ 5.1
                                               =====          =====

         Harvest Natural Resources, Inc. headquartered in Houston, Texas, is an independent oil and gas exploration and development company with principal operations in Venezuela and Russia. For more information visit the Company's website at www.harvestnr.com.



CONTACT:
Steven W. Tholen
Senior Vice President, Chief Financial Officer
(281) 646-2186

Amanda M. Koenig
Investor Relations
(281) 646-2173


This press release may contain "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company's expectations due to changes in operating performance, project schedules, oil and gas demands and prices, and other technical and economic factors.
================================================================================





             15835 Park Ten Place Drive   o   Houston, Texas 77084

                   o   ph: 281.579.6700    fax: 281.579.6760

                         HARVEST NATURAL RESOURCES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             ($ millions, unaudited)

                                                         March 31,   December 31,
                                                           2004          2003
                                                         -------        -------
ASSETS:
-------
CURRENT ASSETS:
   Cash and equivalents                                  $ 147.2        $ 138.7
   Accounts receivable, net                                 49.9           43.9
   Prepaid expenses and other                                1.4            0.8
                                                         -------        -------
      Total current assets                                 198.5          183.4

OTHER ASSETS                                                 2.6            2.1

DEFERRED INCOME TAXES                                        4.7            4.7

INVESTMENTS IN AND ADVANCES TO AFFILIATED COMPANIES           --             --

PROPERTY AND EQUIPMENT, net                                176.7          184.1
                                                         -------        -------

           TOTAL ASSETS                                  $ 382.5        $ 374.3
                                                         =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY:
-------------------------------------
CURRENT LIABILITIES:
   Accounts payable, trade and other                     $   1.5       $   4.2
   Accounts payable, related party                          10.8          10.5
   Accrued expenses                                         12.2          15.1
   Accrued interest                                          3.4           1.4
   Income taxes payable                                     10.2           8.6
   Current portion of long-term debt                         5.1           6.4
                                                         -------       -------
      Total current liabilities                             43.2          46.2

LONG TERM DEBT                                              96.5          96.8

ASSET RETIREMENT PROVISION                                   1.5           1.5

COMMITMENTS AND CONTINGENCIES                                 --            --

MINORITY INTEREST                                           32.7          30.1

STOCKHOLDERS' EQUITY:
   Common stock and paid-in capital                        176.8         175.4
   Retained earnings                                        35.0          27.5
   Treasury stock                                           (3.2)         (3.2)
                                                         -------       -------
      Total stockholders' equity                           208.6         199.7
                                                         -------       -------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 382.5       $ 374.3
                                                         =======       =======

                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         (in thousands except per BOE and per share amounts, unaudited)

--------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED:                                                 March 31, 2004                March 31, 2003
-------------------                                          ------------------------      -------------------------
Barrels of oil sold                                               1,914                         1,227
MMCF of gas sold                                                  7,757
     Total BOE                                                    3,207                         1,227

Average price/barrel                                             $16.10                        $15.34
Average price/mcf                                                 $1.03
--------------------------------------------------------------------------------------------------------------------
                                                                   $             $/BOE           $             $/BOE
                                                             -------------------------------------------------------
REVENUES:
  Oil sales                                                  $   30,808                    $   19,390
  Gas sales                                                       7,989
  Ineffective hedge activity                                                                     (565)
                                                             -------------------------------------------------------
                                                                 38,797          12.10         18,825          15.34
                                                             -------------------------------------------------------
EXPENSES:
  Operating expenses                                              7,339           2.29          6,515           5.31
  Depletion and amortization                                      7,723           2.41          3,156           2.57
  Depreciation                                                      438           0.14            359           0.29
  General and administrative                                      3,635           1.13          3,224           2.63
  Taxes other than on income                                      1,194           0.37            647           0.53
                                                             -------------------------------------------------------
                                                                 20,329           6.34         13,901          11.33
                                                             -------------------------------------------------------
INCOME FROM OPERATIONS                                           18,468           5.76          4,924           4.01
                                                             =======================================================

OTHER NON-OPERATING INCOME (EXPENSE)
  Investment income and other                                       303           0.09            278           0.23
  Interest expense                                               (2,489)         (0.78)        (2,668)         (2.17)
  Net gain on exchange rates                                       (609)         (0.19)           526           0.43
                                                             -------------------------------------------------------
                                                                 (2,795)         (0.88)        (1,864)         (1.51)
--------------------------------------------------------------------------------------------------------------------
INCOME FROM CONSOLIDATED COMPANIES
  BEFORE INCOME TAXES AND MINORITY INTERESTS                     15,673           4.88          3,060           2.50
  Income tax expense                                              5,600           1.75          1,056           0.86
--------------------------------------------------------------------------------------------------------------------
INCOME BEFORE MINORITY INTERESTS                                 10,073           3.13          2,004           1.64
  Minority interest in consolidated subsidiary companies          2,566           0.80            887           0.72
--------------------------------------------------------------------------------------------------------------------
INCOME FROM CONSOLIDATED COMPANIES                                7,507           2.33          1,117           0.92
  Equity in net loss of affiliated companies                         --             --        (16,575)        (13.51)
                                                             -------------------------------------------------------
NET INCOME                                                       $7,507          $2.33       ($15,458)       ($12.59)
-------------------------------------------------------------=======================================================

NET INCOME PER COMMON SHARE:
  Basic                                                           $0.21                        ($0.44)
  Diluted                                                         $0.20                        ($0.44)
--------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding:
  Basic                                                               35.8 million                   35.3 million
  Diluted                                                             37.9 million                   35.3 million
--------------------------------------------------------------------------------------------------------------------

                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                            (in thousands, unaudited)

                                                                              Three Months Ended
                                                                                   March 31,
                                                                           -------------------------
                                                                             2004            2003
                                                                           ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                                 $   7,507       ($ 15,458)
Adjustments to reconcile net income to net cash provided by operating activities:
    Depletion, depreciation and amortization                                   8,161           3,515
    Amortization of financing costs                                               76             140
    Equity in earnings of affiliated companies                                                16,575
    Allowance and write off of employee notes and accounts receivable                             51
    Non-cash compensation-related charges                                         96              42
    Minority interest in undistributed earnings of subsidiaries                2,566             887
    Deferred income taxes                                                                       (667)

Changes in operating assets and liabilities:
    Accounts and notes receivable                                             (5,903)          5,896
    Prepaid expenses and other                                                  (586)            378
    Put option                                                                                (6,875)
    Accounts payable                                                          (2,639)          2,335
    Accounts payable, related party                                              256             271
    Accrued expenses                                                          (2,861)           (664)
    Accrued interest payable                                                   1,981           2,231
    Asset retirement liability                                                                 4,263
    Commodity hedging contract payable                                                          (430)
    Income taxes payable                                                       1,577          (1,315)
                                                                           ---------       ---------
    Net Cash Provided By Operating Activities                                 10,231          11,175
                                                                           ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions of property and equipment                                             (743)        (12,505)
Investment in and advances to affiliated companies                                              (497)
Increase in restricted cash                                                                    1,800
Purchases of marketable securities                                                          (200,332)
Maturities of marketable securities                                                          200,650
Investment costs                                                                (573)             22
                                                                           ---------       ---------
 Net Cash Provided By (Used In) Investing Activities                          (1,316)        (10,862)
                                                                           ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from exercise of stock options                                    1,256             120
Repurchase of common stock                                                                      (404)
Payments on short term borrowings and notes payable                           (1,592)         (2,767)
                                                                           ---------       ---------
    Net Cash Provided By (Used in) Financing Activities                         (336)         (3,051)
                                                                           ---------       ---------

    Net Increase in Cash                                                       8,579          (2,738)

Cash and Cash Equivalents at Beginning of Period                             138,660          64,501
                                                                           ---------       ---------
Cash and Cash Equivalents at End of Period                                 $ 147,239       $  61,763
                                                                           =========       =========